                                  EXHIBIT 24-1

                         POWER OF ATTORNEY


     The undersigned directors and/or officers of Frontier Corporation, a New York corporation ("Company"), hereby constitute and appoint Ronald L. Bittner, Louis L. Massaro and Josephine S. Trubek, or any one of them, his or her true and lawful attorneys and agents, each with full power and authority to act as such without the other, to do any and all acts and things and to execute any and all instruments which any of said attorneys and agents may deem necessary or advisable in connection with this Company's direct or indirect acquisition of one hundred percent (100%) of the outstanding stock of R. G. Data Incorporated ("RGD") to enable this Company to comply with the Securities Act of 1933, as amended, and with any regulations, rules or requirements of the Securities and Exchange Commission thereunder in connection with the registration, or safe harbor exemption from registration, as the case may be, under said act of the Company's $1.00 par value Common Stock, including specifically, but without limitation of the foregoing, power and authority, to sign the names of the undersigned to the Registration Statement(s) on Form S-4 and/or on Form S-3 or such other forms as may be appropriate to be filed with the Securities and Exchange Commission in respect of the Agreements with Respect to a Merger or other definitive acquisition agreements whereby RGD will be acquired by the Company or a subsidiary, and to any amendment or amendments thereto filed with said Commission under said Act in such connection, the undersigned hereby ratifying and confirming all that said attorneys and agents, or any of them shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this instrument has been signed and delivered by the undersigned.

                                   /s/Patricia C. Barron
                                   ---------------------------
                                   Patricia C. Barron

                                   /s/Ronald L. Bittner
                                   ---------------------------
                                   Ronald L. Bittner

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                                   /s/Raul E. Cesan
                                   ---------------------------
                                   Raul E. Cesan

                                   /s/Brenda E. Edgerton
                                   ---------------------------
                                   Brenda E. Edgerton

                                   /s/Jairo A. Estrada
                                   ---------------------------
                                   Jairo A. Estrada

                                   /s/Michael E. Faherty
                                   ---------------------------
                                   Michael E. Faherty

                                   /s/Daniel E. Gill
                                   ---------------------------
                                   Daniel E. Gill

                                   /s/Alan C. Hasselwander
                                   ---------------------------
                                   Alan C. Hasselwander

                                   /s/Robert Holland, Jr.
                                   ---------------------------
                                   Robert Holland, Jr.

                                   /s/Douglas H. McCorkindale
                                   ---------------------------
                                   Douglas H. McCorkindale

                                   /s/Leo J. Thomas
                                   ---------------------------
                                   Leo J. Thomas

                                   /s/Richard J. Uhl
                                   ---------------------------
                                   Richard J. Uhl